EXHIBIT 10.32
                                                                   -------------

                          (DAIMLERCHRYSLER Letterhead)


October 20, 2003



Mr. Jay Betz
Dollar Thrifty Automotive Group, Inc.
5330 E. 31st Street
Tulsa, OK  74153



Dear Jay:


This letter is to confirm our agreement to amend the Vehicle Supply Agreement for the 2004MY.

There will be a one year amendment to the supply agreement for the requirement to purchase at least 75% of DTAG's total volume from DCX up to 125,000 units. For the 04 MY, at least 75% of the vehicles purchased must be DCX vehicles until DTG obtains 110,000 units.

DCX will also amend the requirement for DTAG to purchase 80% GDP Volume and 20% Other Volume. For the 04 MY, DTAG will be purchasing 86,764 (83%) GDP Volume and 18,236 (17%) of Other Volume.

This is a one year amendment of the Vehicle Supply Agreement effective for the 04 MY. The original terms and conditions of the Vehicle Supply Agreement will begin, effective for the 05 MY.

Sincerely,

/s/ Ray Fisher
-------------------------------------
Ray Fisher                                     Concur   /s/ W. J. Havey
Vice President, Fleet and Remarketing                   ------------------------
                                                        W. J. Havey, Controller




Concur   /s/ Jay Betz
         ----------------------------
         Jay Betz, Executive VP
         Dollar Thrifty Automotive Group, Inc.

cc:      D. L. Campau
         R. E. Gage
         K. E. Helfrcih
         A. Y. Michaud